Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission

[ ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[X] Soliciting Material under Section 240.14a-12

Legg Mason Global Asset Management Trust

_________________________________________________________________

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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SHAREHOLDER MEETING ADJOURNED TO APRIL 1, 2024

ClearBridge Small Cap Fund

March 1, 2024

Dear Valued Shareholder:

The ClearBridge Small Cap Fund Special Meeting of Shareholders originally scheduled to occur on March 1, 2024, has been adjourned to April 1, 2024, due to insufficient responses from eligible shareholders.

Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSALS.   please take a moment now to cast your vote to avoid an additional adjournment of the meeting.

Shareholders have the option to vote “For”, “Against” or “Abstain” on the enclosed proxy card to have their shares represented at the Special Meeting. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (800) 290-6424.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free 1 (800) 290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

A1_19387_OS

SHAREHOLDER MEETING ADJOURNED TO APRIL 1, 2024

CLEARBRIDGE vALUE TRUST

March 1, 2024

Dear Valued Shareholder:

The ClearBridge Value Trust Special Meeting of Shareholders originally scheduled to occur on March 1, 2024, has been adjourned to April 1, 2024, due to insufficient responses from eligible shareholders.

Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSALS.   please take a moment now to cast your vote to avoid an additional adjournment of the meeting.

Shareholders have the option to vote “For”, “Against” or “Abstain” on the enclosed proxy card to have their shares represented at the Special Meeting. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (800) 290-6424.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free 1 (800) 290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

A1_19387_OV

SHAREHOLDER MEETING ADJOURNED TO APRIL 1, 2024

ClearBridge Small Cap Fund

March 1, 2024

Dear Valued Shareholder:

The ClearBridge Small Cap Fund Special Meeting of Shareholders originally scheduled to occur on March 1, 2024, has been adjourned to April 1, 2024, due to insufficient responses from eligible shareholders.

Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSALS.   please take a moment now to cast your vote to avoid an additional adjournment of the meeting.

Shareholders have the option to vote “For”, “Against” or “Abstain” on the enclosed proxy card to have their shares represented at the Special Meeting. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (800) 581-3783.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free 1 (800) 581-3783 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

A1_19387_RNS

SHAREHOLDER MEETING ADJOURNED TO APRIL 1, 2024

CLEARBRIDGE vALUE TRUST

March 1, 2024

Dear Valued Shareholder:

The ClearBridge Value Trust Special Meeting of Shareholders originally scheduled to occur on March 1, 2024, has been adjourned to April 1, 2024, due to insufficient responses from eligible shareholders.

Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSALS.   please take a moment now to cast your vote to avoid an additional adjournment of the meeting.

Shareholders have the option to vote “For”, “Against” or “Abstain” on the enclosed proxy card to have their shares represented at the Special Meeting. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (800) 581-3783.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free 1 (800) 581-3783 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

A1_19387_RNV

Good afternoon Mr. SHAREHOLDER,

As you may be aware, the Special Meeting of Shareholders for ClearBridge Small Cap Fund & ClearBridge Value Trust have been adjourned due to a lack of shareholder votes.

The Funds record indicate that you are a shareholder in either or both of the Funds listed above as of the record date, therefore you own voting rights, and we need your support to avoid an additional adjournment.

Please vote now by simply responding to this email and we will have your vote cast in the same manner for all of your accounts.

You can respond to this e-mail with one of the following options.

I wish to vote FOR

I wish to vote AGAINST

I wish to ABSTAIN

If you are undecided, we ask your permission to simply provide us with your ABSTAIN vote, which will help your fund reach the necessary quorum to hold the shareholder meeting and avoid an additional adjournment.

A link to the proxy statement which explains the details of each proposal can be found below.

https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf

We can’t thank you enough for your time and attention in this matter.  Please feel free to reach out to me directly if you have any questions.

Sincerely,

EQ SIGNATURE BLOCK

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

ClearBridge Small Cap Fund

Dear Valued Shareholder:

We have made several attempts to reach you regarding your investment in ClearBridge Small Cap Fund. This matter pertains to important proposals for the Fund which require your attention. In order to proceed we are requesting your immediate response. It is very important that we speak with you no later than March 18, 2024.

Please call us toll-free at 1-800-581-3783.

Representatives are available between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time.

Please contact us as soon as possible. Thank you in advance for your assistance and your investment in the Fund.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Small Cap Fund

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in the ClearBridge Small Cap Fund through a broker, bank or direct with Franklin Templeton.

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

ClearBridge VALUE TRUST

Dear Valued Shareholder:

We have made several attempts to reach you regarding your investment in ClearBridge Value Trust. This matter pertains to important proposals for the Fund which require your attention. In order to proceed we are requesting your immediate response. It is very important that we speak with you no later than March 18, 2024.

Please call us toll-free at 1-800-581-3783.

Representatives are available between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time.

Please contact us as soon as possible. Thank you in advance for your assistance and your investment in the Fund.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Value Trust

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in the ClearBridge Value Trust through a broker, bank or direct with Franklin Templeton.